ANNUAL REPORT

[MAP GRAPHIC]

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

                                                                 AUGUST 31, 2001


[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF GARY P. MOTYL]

GARY P. MOTYL
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.

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SHAREHOLDER LETTER

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Your Fund's Goal: Templeton Capital Accumulator Fund seeks long-term capital growth. Under normal market conditions, the Fund mainly invests in equity securities and debt obligations of companies and governments of any nation, including emerging markets.
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Dear Shareholder:

This annual report of Templeton Capital Accumulator Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, most countries worldwide experienced an economic slowdown. After a strong, decade-long expansion, the U.S. entered a period of meager growth. Impacted by the U.S. economic downturn, the European economy faltered as well. Japan, the world's second-largest economy, remained mired in the same recessionary mode it has endured for several years. Responding to the global economic malaise, most central banks undertook measures to resuscitate their respective economies. The U.S. Federal


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


CONTENTS

Shareholder Letter .........................................................   1
Performance Summary ........................................................   8
Financial Highlights & Statement of Investments ............................  10
Financial Statements .......................................................  17
Notes to Financial Statements ..............................................  20
Independent Auditors' Report ...............................................  23
Tax Designation ............................................................  24


FUND CATEGORY

[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION

Based on Total Net Assets
8/31/01

[PIE CHART]

Europe                                          42.1%
North America                                   33.3%
Asia                                            13.7%
Latin America                                    3.7%
Australia & New Zealand                          3.6%
Short-Term Investments & Other Net Assets        3.6%

Reserve Board, the Bank of England and the European Central Bank instituted interest rate reductions over the past several months. Hoping to trigger a recovery, the Bank of Japan also switched to a more expansionary monetary policy.

Weakening economies, numerous corporate earnings warnings and continued negative investor sentiment toward technology and telecommunications stocks in our view contributed to the decline in most of the world's equity markets during the period. The personal computer industry struggled with sluggish demand and a harsh price war as corporations deferred computer upgrades and consumers postponed buying more powerful machines. In addition, telecommunications service providers' spending deteriorated significantly, and most analysts do not expect a turnaround anytime soon while these service providers seek to fill excess network capacity.

The reporting period tested the resolve of investors as well as investment managers. In this challenging investment environment, Templeton Capital Accumulator Fund posted a -9.96% one-year cumulative total return for the period ended August 31, 2001, as shown in the Performance Summary beginning on page 8. In contrast, the Fund's benchmark, the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index posted a -25.26% one-year cumulative total return for the same period.(1) Contributing to the Fund's performance versus its benchmark was our relatively underweighted position in Japanese equities and avoidance of several large European telecommunications stocks whose prices weakened during the period.

Although there is still much discussion regarding "old" versus "new" economy stocks, we do not make such distinctions when analyzing companies. Our experience has taught us that, over time, valuations and stock prices usually reflect a company's underlying fundamentals, no matter the tag placed on it. While many technology and telecommunications stocks fell dramatically from their highs in early 2000, most still did not represent good long-term value, in our opinion. Overall, we found that technology sector fundamentals continued to be weak. We believe that spending on technology products and services might remain relatively low for several quarters as companies work through high inventory levels.

However, our analysts monitored these industries closely, and we bought moderate amounts of certain stocks that we felt may improve earnings significantly over the next several years. Examples include semiconductor equipment producer Agere Systems, a recent spin-off from Lucent Technologies, and one of the world's largest computer chip makers Samsung Electronics, of South Korea. Both companies offered low stock prices relative


1. Source: Standard & Poor's Micropal. The MSCI AC World Free Index is a capitalization-weighted equity index calculated by Morgan Stanley Capital International. The unmanaged index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 INDUSTRIES
8/31/01

                                                        % of Total
                                                        Net Assets
       -----------------------------------------------------------
       Diversified Telecommunication Services                 8.9%
       Insurance                                              7.8%
       Banks                                                  6.3%
       Pharmaceuticals                                        5.9%
       Household Durables                                     5.0%
       Oil & Gas                                              4.8%
       Paper & Forest Products                                4.2%
       Metals & Mining                                        3.9%
       Household Products                                     3.8%
       Chemicals                                              3.7%

to our analysis of their long-term earnings prospects. We also found what we believe to be value in the depressed Japanese stock market and purchased shares in Yasuda Fire & Marine Insurance. We believe that Yasuda, the second-largest Japanese property and casualty insurance company, has a strong balance sheet and could gain market share over the next several years. However, we have not yet abandoned our long-held caution on Japanese companies in general. In our opinion, serious problems in the banking, real estate and construction industries remain a strong impediment to long-term economic growth. We also continue to be unimpressed with the corporate sector's efforts to restructure and enhance shareholder value.

We were modestly active on the portfolio's sell side. We sold our holdings in America Movil, which was spun off from Telefonos De Mexico a few months ago, because our analysis indicated that the stock was expensive relative to current profits and future earnings prospects. In addition, we liquidated our position in Public Service of New Mexico at a gain, as the electric utility company's share price reached our target selling price.


Looking forward, we are generally optimistic about global equity markets and Templeton Capital Accumulator Fund in the long term. Although the past year's investment environment was tough, and predicting the exact timing of an eventual turnaround is difficult, we believe there are still long-term trends in place, which could promote economic growth and rising share prices in the future. For example, history suggests that improving global economic prospects could arrive around year-end as an economic rebound usually lags several months behind interest rate or monetary policy changes. In addition, new technologies continue to be deployed, which may lead to product innovation and improved productivity. Lastly, we think that the trend toward global industry consolidation, which slowed due to the retrenchment in the global economy and stock markets, could reaccelerate. Pension plan restructuring, particularly in Europe, could increase demand for equities while tax reform, privatization and deregulation may boost economic growth.

As we have seen during other turbulent market periods, in our opinion, patient, focused investors are more likely to achieve their long-term goals. Thus, we would like to emphasize the need to remain committed to a long-term, disciplined investment plan. We have been managing Templeton Capital Accumulator Fund with a view to the future, and believe that the Fund is well-positioned to take advantage of an eventual rebound in equity markets.

While finalizing this annual summary to our shareholders, we along with you were deeply shocked and saddened by the recent terrorist acts in the U.S. and the human tragedy they

TOP 10 EQUITY HOLDINGS
8/31/01

          Company                                         % of Total
          INDUSTRY, COUNTRY                               Net Assets
          ----------------------------------------------------------
          Procter & Gamble Co.                                  1.9%
          Household Products, U.S.

          Clorox Co.                                            1.9%
          Household Products, U.S.

          Torchmark Corp.                                       1.6%
          Insurance, U.S.

          E.On AG                                               1.5%
          Electric Utilities, Germany

          TransCanada PipeLines Ltd.                            1.5%
          Gas Utilities, Canada

          Georgia-Pacific Corp. --
          Georgia-Pacific Group                                 1.4%
          Paper & Forest Products, U.S.

          Alcan Aluminum Ltd.                                   1.4%
          Metals & Mining, Canada

          Abbott Laboratories                                   1.4%
          Pharmaceuticals, U.S.

          Mylan Laboratories Inc.                               1.4%
          Pharmaceuticals, U.S.

          Superior Industries
          International Inc.                                    1.3%
          Auto Components, U.S.

have caused. Our prayers and deepest sympathy are with the survivors and victims' families. While disruptive economically and financially in the near term, we strongly believe that our fundamental stock selection philosophy and process will weather the uncertainty over the long term.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the past 13 years, but has suffered five quarterly declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.


2. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted (outstanding shares times price) index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.

Thank you for your participation in Templeton Capital Accumulator Fund. We welcome any comments or suggestions you may have.

Sincerely,

/s/ Gary P. Motyl

Gary P. Motyl
Portfolio Manager
Templeton Capital Accumulator Fund, Inc.


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This discussion reflects out views, opinions and portfolio holdings as of August
31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the
Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

                                         CHANGE          8/31/01       8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     -$2.49          $10.85        $13.34
DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                          $0.1557
Short-Term Capital Gain                  $0.0067
Long-Term Capital Gain                   $1.0313
                                         -------
      Total                              $1.1937

PERFORMANCE

                                             1-YEAR       5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   -9.96%       59.45%       219.68%
Average Annual Total Return(2)               -9.96%        9.78%        12.32%
Value of $10,000 Investment(3)               $9,004      $15,945       $31,968
Avg. Ann. Total Return (9/30/01)(4)         -17.06%        6.67%        10.84%

Templeton Capital Accumulator Fund, Inc. paid distributions derived from long-term capital gains totaling $1.0313 per share in October and December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Calculations do not include the effect of paying sales charges applicable to purchases of Fund shares through Templeton Capital Accumulator Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges.

Past expense waivers by the Fund's manager increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown assuming reinvestment of distributions at net asset value. It does not include the effect of paying sales and creation charges applicable to purchases of Fund shares through Templeton Capital Accumulation Plans, which may vary as discussed in the Plans' prospectus. For the first year of a Plan, these charges can amount to 50% of the total amount invested during the year. Total returns would have been lower if these charges had been applied. Please refer to the Templeton Capital Accumulation Plans' prospectus for information regarding applicable sales charges. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. The Consumer Price Index
(CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

(9/1/91-8/31/01)

[LINE GRAPH]

              TEMPLETON       MSCI AC WORLD      CPI(5)     MSCI AC       CPI(5)
              CAPITAL         FREE                          World Free
              ACCUMULATOR     INDEX(5)                      Index
              FUND
--------------------------------------------------------------------------------
09/01/1991      $10,000          $10,000        $10,000
09/30/1991      $10,029          $10,255        $10,044        2.55%      0.44%
10/31/1991      $10,061          $10,433        $10,059        1.74%      0.15%
11/30/1991      $9,846           $9,985         $10,088       -4.30%      0.29%
12/31/1991      $10,310          $10,727        $10,095        7.43%      0.07%
01/31/1992      $10,545          $10,567        $10,110       -1.49%      0.15%
02/29/1992      $10,691          $10,407        $10,147       -1.51%      0.36%
03/31/1992      $10,603          $9,944         $10,199       -4.45%      0.51%
04/30/1992      $10,828          $10,077        $10,213        1.34%      0.14%
05/31/1992      $11,190          $10,463        $10,227        3.83%      0.14%
06/30/1992      $10,936          $10,090        $10,264       -3.57%      0.36%
07/31/1992      $10,857          $10,122        $10,286        0.32%      0.21%
08/31/1992      $10,701          $10,349        $10,314        2.24%      0.28%
09/30/1992      $10,672          $10,261        $10,343       -0.85%      0.28%
10/31/1992      $10,546          $10,009        $10,379       -2.45%      0.35%
11/30/1992      $10,675          $10,176        $10,394        1.66%      0.14%
12/31/1992      $10,995          $10,272        $10,387        0.95%      -0.07%
01/31/1993      $11,135          $10,308        $10,438        0.35%      0.49%
02/28/1993      $11,517          $10,551        $10,474        2.35%      0.35%
03/31/1993      $12,019          $11,157        $10,511        5.75%      0.35%
04/30/1993      $12,310          $11,664        $10,540        4.54%      0.28%
05/31/1993      $12,752          $11,938        $10,555        2.35%      0.14%
06/30/1993      $12,671          $11,860        $10,570       -0.65%      0.14%
07/31/1993      $12,892          $12,106        $10,570        2.07%      0.00%
08/31/1993      $13,816          $12,680        $10,599        4.74%      0.28%
09/30/1993      $13,796          $12,467        $10,622       -1.68%      0.21%
10/31/1993      $14,479          $12,836        $10,665        2.96%      0.41%
11/30/1993      $14,101          $12,168        $10,673       -5.20%      0.07%
12/31/1993      $15,340          $12,826        $10,673        5.41%      0.00%
01/31/1994      $16,469          $13,677        $10,701        6.63%      0.27%
02/28/1994      $16,141          $13,478        $10,738       -1.45%      0.34%
03/31/1994      $15,422          $12,873        $10,774       -4.49%      0.34%
04/30/1994      $15,607          $13,223        $10,789        2.72%      0.14%
05/31/1994      $15,792          $13,301        $10,797        0.59%      0.07%
06/30/1994      $15,309          $13,236        $10,834       -0.49%      0.34%
07/31/1994      $15,997          $13,529        $10,863        2.21%      0.27%
08/31/1994      $16,644          $14,010        $10,906        3.56%      0.40%
09/30/1994      $16,326          $13,681        $10,936       -2.35%      0.27%
10/31/1994      $16,533          $14,031        $10,943        2.56%      0.07%
11/30/1994      $15,937          $13,422        $10,958       -4.34%      0.13%
12/31/1994      $15,752          $13,469        $10,958        0.35%      0.00%
01/31/1995      $15,460          $13,196        $11,002       -2.03%      0.40%
02/28/1995      $15,795          $13,337        $11,046        1.07%      0.40%
03/31/1995      $16,032          $13,948        $11,082        4.58%      0.33%
04/30/1995      $16,453          $14,456        $11,119        3.64%      0.33%
05/31/1995      $16,961          $14,615        $11,141        1.10%      0.20%
06/30/1995      $17,101          $14,618        $11,163        0.02%      0.20%
07/31/1995      $17,652          $15,325        $11,163        4.84%      0.00%
08/31/1995      $17,209          $14,990        $11,192       -2.19%      0.26%
09/30/1995      $17,609          $15,402        $11,214        2.75%      0.20%
10/31/1995      $17,186          $15,145        $11,251       -1.67%      0.33%
11/30/1995      $17,548          $15,622        $11,244        3.15%      -0.07%
12/31/1995      $18,083          $16,092        $11,236        3.01%      -0.07%
01/31/1996      $18,470          $16,449        $11,302        2.22%      0.59%
02/29/1996      $18,746          $16,518        $11,338        0.42%      0.32%
03/31/1996      $19,033          $16,773        $11,397        1.54%      0.52%
04/30/1996      $19,872          $17,182        $11,442        2.44%      0.39%
05/31/1996      $20,115          $17,199        $11,463        0.10%      0.19%
06/30/1996      $20,137          $17,294        $11,470        0.55%      0.06%
07/31/1996      $19,430          $16,648        $11,492       -3.73%      0.19%
08/31/1996      $20,048          $16,853        $11,514        1.23%      0.19%
09/30/1996      $20,335          $17,475        $11,551        3.69%      0.32%
10/31/1996      $20,629          $17,545        $11,588        0.40%      0.32%
11/30/1996      $21,700          $18,484        $11,610        5.35%      0.19%
12/31/1996      $22,238          $18,216        $11,610       -1.45%      0.00%
01/31/1997      $22,672          $18,522        $11,647        1.68%      0.32%
02/28/1997      $22,809          $18,774        $11,683        1.36%      0.31%
03/31/1997      $22,878          $18,398        $11,712       -2.00%      0.25%
04/30/1997      $22,878          $18,989        $11,726        3.21%      0.12%
05/31/1997      $24,089          $20,122        $11,719        5.97%      -0.06%
06/30/1997      $25,278          $21,153        $11,733        5.12%      0.12%
07/31/1997      $26,375          $22,109        $11,747        4.52%      0.12%
08/31/1997      $25,072          $20,557        $11,770       -7.02%      0.19%
09/30/1997      $26,923          $21,652        $11,799        5.33%      0.25%
10/31/1997      $24,924          $20,364        $11,829       -5.95%      0.25%
11/30/1997      $24,690          $20,676        $11,821        1.53%      -0.06%
12/31/1997      $24,719          $20,946        $11,807        1.31%      -0.12%
01/31/1998      $24,910          $21,407        $11,830        2.20%      0.19%
02/28/1998      $26,721          $22,872        $11,852        6.84%      0.19%
03/31/1998      $28,223          $23,848        $11,875        4.27%      0.19%
04/30/1998      $28,485          $24,072        $11,896        0.94%      0.18%
05/31/1998      $28,009          $23,615        $11,917       -1.90%      0.18%
06/30/1998      $27,556          $24,040        $11,932        1.80%      0.12%
07/31/1998      $27,603          $24,047        $11,946        0.03%      0.12%
08/31/1998      $23,098          $20,678        $11,960       -14.01%     0.12%
09/30/1998      $22,860          $21,090        $11,975        1.99%      0.12%
10/31/1998      $24,905          $23,015        $12,004        9.13%      0.24%
11/30/1998      $26,437          $24,412        $12,004        6.07%      0.00%
12/31/1998      $26,841          $25,545        $11,996        4.64%      -0.06%
01/31/1999      $26,866          $26,066        $12,025        2.04%      0.24%
02/28/1999      $26,514          $25,412        $12,040       -2.51%      0.12%
03/31/1999      $27,823          $26,555        $12,076        4.50%      0.30%
04/30/1999      $30,366          $27,703        $12,164        4.32%      0.73%
05/31/1999      $29,309          $26,725        $12,164       -3.53%      0.00%
06/30/1999      $30,971          $28,056        $12,164        4.98%      0.00%
07/31/1999      $30,769          $27,940        $12,200       -0.41%      0.30%
08/31/1999      $30,492          $27,907        $12,230       -0.12%      0.24%
09/30/1999      $29,535          $27,606        $12,288       -1.08%      0.48%
10/31/1999      $30,201          $29,002        $12,310        5.06%      0.18%
11/30/1999      $31,743          $29,904        $12,318        3.11%      0.06%
12/31/1999      $34,680          $32,395        $12,318        8.33%      0.00%
01/31/2000      $33,163          $30,649        $12,355       -5.39%      0.30%
02/29/2000      $33,908          $30,754        $12,428        0.34%      0.59%
03/31/2000      $35,026          $32,774        $12,530        6.57%      0.82%
04/30/2000      $33,589          $31,302        $12,537       -4.49%      0.06%
05/31/2000      $33,216          $30,489        $12,552       -2.60%      0.12%
06/30/2000      $34,520          $31,522        $12,617        3.39%      0.52%
07/31/2000      $34,254          $30,595        $12,646       -2.94%      0.23%
08/31/2000      $35,505          $31,547        $12,646        3.11%      0.00%
09/30/2000      $33,855          $29,815        $12,712       -5.49%      0.52%
10/31/2000      $33,542          $29,231        $12,734       -1.96%      0.17%
11/30/2000      $32,990          $27,418        $12,741       -6.20%      0.06%
12/31/2000      $34,472          $27,876        $12,734        1.67%      -0.06%
01/31/2001      $35,061          $28,581        $12,814        2.53%      0.63%
02/28/2001      $34,148          $26,178        $12,865       -8.41%      0.40%
03/31/2001      $31,997          $24,416        $12,895       -6.73%      0.23%
04/30/2001      $33,618          $26,194        $12,946        7.28%      0.40%
05/31/2001      $33,618          $25,903        $13,005       -1.11%      0.45%
06/30/2001      $32,940          $25,110        $13,027       -3.06%      0.17%
07/31/2001      $32,645          $24,713        $12,990       -1.58%      -0.28%
08/31/2001      $31,968          $23,577        $12,990       -4.60%      0.00%

AVERAGE ANNUAL TOTAL RETURN

CLASS A              8/31/01
----------------------------
1-Year               -9.96%
5-Year                9.78%
10-Year              12.32%

5. Source: Standard & Poor's Micropal. The MSCI AC World Free Index is a capitalization-weighted equity index calculated by Morgan Stanley Capital International. The index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.

Past performance does not guarantee future results.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights


                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2001        2000        1999        1998        1997
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $13.34      $12.11       $9.69      $10.97       $9.08
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .16         .16         .18         .18         .18
 Net realized and unrealized gains (losses)................       (1.45)       1.71        2.78       (1.00)       2.03
                                                               --------------------------------------------------------
Total from investment operations...........................       (1.29)       1.87        2.96        (.82)       2.21
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.16)       (.15)       (.18)       (.18)       (.18)
 Net realized gains........................................       (1.04)       (.49)       (.36)       (.28)       (.14)
                                                               --------------------------------------------------------
Total distributions........................................       (1.20)       (.64)       (.54)       (.46)       (.32)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $10.85      $13.34      $12.11       $9.69      $10.97
                                                               ========================================================
Total Return...............................................     (9.96)%      16.44%      32.01%     (7.87)%      25.06%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $364,236    $370,029    $291,136    $191,913    $172,683
Ratios to average net assets:
 Expenses..................................................       1.05%       1.03%       1.11%       1.00%       1.00%
 Expenses, excluding waiver and payments by affiliate......       1.05%       1.03%       1.11%       1.09%       1.13%
 Net investment income.....................................       1.35%       1.24%       1.60%       1.77%       2.00%
Portfolio turnover rate....................................      22.37%      32.13%      13.96%      11.92%       7.43%


+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 10

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.9%
AEROSPACE & DEFENSE 2.0%
BAE Systems PLC.............................................    United Kingdom        355,610     $  1,702,125
Embraer-Empresa Brasileira de Aeronautica SA, ADR...........        Brazil             98,700        2,576,070
Rolls-Royce PLC.............................................    United Kingdom      1,000,000        3,161,987
                                                                                                  ------------
                                                                                                     7,440,182
                                                                                                  ------------
AIR FREIGHT & COURIERS 1.0%
Deutsche Post AG............................................       Germany            248,000        3,671,905
                                                                                                  ------------
AIRLINES .9%
British Airways PLC.........................................    United Kingdom        748,000        3,319,912
                                                                                                  ------------
AUTO COMPONENTS 2.3%
Goodyear Tire & Rubber Co. .................................    United States         148,000        3,626,000
Superior Industries International Inc. .....................    United States         128,000        4,908,800
                                                                                                  ------------
                                                                                                     8,534,800
                                                                                                  ------------
AUTOMOBILES 1.5%
Ford Motor Co. .............................................    United States          83,956        1,668,206
General Motors Corp. .......................................    United States          25,000        1,368,750
Volkswagen AG...............................................       Germany             58,000        2,560,451
                                                                                                  ------------
                                                                                                     5,597,407
                                                                                                  ------------
BANKS 5.9%
Australia & New Zealand Banking Group Ltd. .................      Australia           200,000        1,776,829
Banca Nazionale del Lavoro SpA..............................        Italy             925,000        2,655,100
Banco Bradesco SA, ADR......................................        Brazil            360,000        1,584,000
Bayerische Hypo-Und Vereinsbank AG..........................       Germany             41,700        1,726,627
DBS Group Holdings Ltd. ....................................      Singapore           433,900        3,413,397
Foreningssparbanken AB, A...................................        Sweden            205,200        2,366,318
Intesabci SpA...............................................        Italy             700,000        2,333,542
Kookmin Bank................................................     South Korea          125,344        1,687,606
Nordea AB, FDR..............................................        Sweden            612,000        3,735,707
                                                                                                  ------------
                                                                                                    21,279,126
                                                                                                  ------------
*BIOTECHNOLOGY .6%
CellTech Group PLC..........................................    United Kingdom        163,200        2,300,859
                                                                                                  ------------
CHEMICALS 3.7%
Akzo Nobel NV...............................................     Netherlands           70,000        3,096,557
BASF AG.....................................................       Germany             72,200        2,970,897
Bayer AG, Br. ..............................................       Germany            100,000        3,197,383
Clariant AG.................................................     Switzerland          136,000        2,493,394
Imperial Chemical Industries PLC............................    United Kingdom        300,000        1,871,084
                                                                                                  ------------
                                                                                                    13,629,315
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
COMMERCIAL SERVICES & SUPPLIES .7%
Chubb PLC...................................................    United Kingdom        644,460     $  1,589,106
Kidde PLC...................................................    United Kingdom        962,500        1,113,353
                                                                                                  ------------
                                                                                                     2,702,459
                                                                                                  ------------
COMMUNICATIONS EQUIPMENT .6%
Alcatel SA..................................................        France             27,605          426,525
Motorola Inc. ..............................................    United States          90,000        1,566,000
                                                                                                  ------------
                                                                                                     1,992,525
                                                                                                  ------------
COMPUTERS & PERIPHERALS 2.6%
Compaq Computer Corp. ......................................    United States         160,000        1,976,000
Fujitsu Ltd. ...............................................        Japan             225,000        2,248,015
Hewlett-Packard Co. ........................................    United States          87,500        2,030,875
NEC Corp. ..................................................        Japan             266,000        3,243,275
                                                                                                  ------------
                                                                                                     9,498,165
                                                                                                  ------------
CONSTRUCTION MATERIALS 1.2%
Hanson PLC..................................................    United Kingdom        557,581        4,318,697
                                                                                                  ------------
CONTAINERS & PACKAGING .9%
Jefferson Smurfit Group PLC.................................    United Kingdom      1,500,000        3,296,153
                                                                                                  ------------
DIVERSIFIED FINANCIALS 3.1%
ICICI Ltd. .................................................        India             582,498          653,673
ICICI Ltd., ADR.............................................        India             101,100          714,777
ING Groep NV................................................     Netherlands          130,000        4,104,642
Nomura Securities Co. Ltd. .................................        Japan             280,000        4,752,741
Swire Pacific Ltd., A.......................................      Hong Kong           170,000          826,047
Swire Pacific Ltd., B.......................................      Hong Kong           100,000           66,668
                                                                                                  ------------
                                                                                                    11,118,548
                                                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 8.4%
*Cable & Wireless Optus Ltd., 144A..........................      Australia           649,000        1,321,118
Cable & Wireless PLC........................................    United Kingdom        838,000        4,035,391
*Cia de Telecomunicaciones de Chile SA, ADR.................        Chile             261,725        3,316,056
Korea Telecom Corp., ADR....................................     South Korea          105,800        2,199,582
Nippon Telegraph & Telephone Corp. .........................        Japan                 793        3,598,336
SBC Communications Inc. ....................................    United States         116,600        4,770,106
*Telefonica SA..............................................        Spain             375,500        4,359,061
Telefonos de Mexico SA (Telmex), ADR........................        Mexico             75,000        2,734,500
Videsh Sanchar Nigam Ltd. ..................................        India             150,000          899,236
Videsh Sanchar Nigam Ltd., ADR..............................        India              83,552          951,657
Worldcom Inc. -- MCI Group..................................    United States           7,000           90,230
*Worldcom Inc. -- Worldcom Group............................    United States         175,000        2,250,500
                                                                                                  ------------
                                                                                                    30,525,773
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES 3.2%
E.On AG.....................................................       Germany            100,000     $  5,477,337
Endesa SA...................................................        Spain              74,200        1,230,037
Evn AG......................................................       Austria             12,090          451,247
Iberdrola SA, Br. ..........................................        Spain             202,000        2,766,972
Korea Electric Power Corp. .................................     South Korea           90,470        1,604,028
                                                                                                  ------------
                                                                                                    11,529,621
                                                                                                  ------------
ELECTRICAL EQUIPMENT 1.7%
ABB Ltd. ...................................................     Switzerland           42,272          438,157
Alstom SA...................................................        France            173,662        4,722,899
Alstom SA, 144A.............................................        France             34,938          950,171
                                                                                                  ------------
                                                                                                     6,111,227
                                                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .5%
Hitachi Ltd. ...............................................        Japan             217,000        1,776,043
                                                                                                  ------------
FOOD & DRUG RETAILING 1.9%
Albertson's Inc. ...........................................    United States         120,000        4,198,800
Safeway PLC.................................................    United Kingdom        525,000        2,676,629
                                                                                                  ------------
                                                                                                     6,875,429
                                                                                                  ------------
FOOD PRODUCTS 2.8%
Kikkoman Corp. .............................................        Japan             330,000        2,210,075
Kraft Foods Inc. ...........................................    United States          94,000        3,031,500
Unilever PLC................................................    United Kingdom        565,400        4,822,105
                                                                                                  ------------
                                                                                                    10,063,680
                                                                                                  ------------
GAS UTILITIES 1.5%
TransCanada PipeLines Ltd. .................................        Canada            419,276        5,277,127
                                                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES .6%
Amersham PLC................................................    United Kingdom        234,215        2,060,391
                                                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES 1.1%
Gehe AG.....................................................       Germany             90,400        3,875,811
                                                                                                  ------------
HOUSEHOLD DURABLES 5.0%
Electrolux AB, B............................................        Sweden            186,250        2,513,183
Fisher & Paykel Ltd. .......................................     New Zealand          450,200        2,754,323
Koninklijke Philips Electronics NV..........................     Netherlands          176,257        4,751,846
LG Electronics Inc. ........................................     South Korea          220,000        2,221,526
Matsushita Electric Industrial Co. Ltd. ....................        Japan             127,000        1,925,196
Newell Rubbermaid Inc. .....................................    United States         121,500        2,782,350
Sony Corp. .................................................        Japan              29,200        1,297,996
                                                                                                  ------------
                                                                                                    18,246,420
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOUSEHOLD PRODUCTS 3.8%
Clorox Co. .................................................    United States         183,000     $  6,816,750
Procter & Gamble Co. .......................................    United States          92,700        6,873,705
                                                                                                  ------------
                                                                                                    13,690,455
                                                                                                  ------------
INDUSTRIAL CONGLOMERATES 1.3%
Hutchison Whampoa Ltd. .....................................      Hong Kong           221,650        1,889,757
Norsk Hydro ASA.............................................        Norway             64,000        2,775,344
                                                                                                  ------------
                                                                                                     4,665,101
                                                                                                  ------------
INSURANCE 7.8%
Ace Ltd. ...................................................       Bermuda             74,000        2,454,580
American International Group Inc. ..........................    United States          43,240        3,381,368
AXA SA......................................................        France            134,112        3,660,701
Muenchener Rueckversicherungs-Gesellschaft..................       Germany             10,960        3,149,917
Swiss Reinsurance Co. ......................................     Switzerland           24,200        2,406,878
Torchmark Corp. ............................................    United States         140,000        5,913,600
XL Capital Ltd., A..........................................       Bermuda             30,000        2,490,000
Yasuda Fire & Marine Insurance Co. Ltd. ....................        Japan             368,000        2,674,846
Zurich Financial Services AG................................     Switzerland            7,828        2,211,379
                                                                                                  ------------
                                                                                                    28,343,269
                                                                                                  ------------
MACHINERY 3.5%
IHC Caland NV...............................................     Netherlands           42,000        2,105,913
Komatsu Ltd. ...............................................        Japan             771,000        2,805,285
SIG Holding AG..............................................     Switzerland           25,000        2,097,001
*Svedala Industri, A........................................        Sweden            150,000        2,612,590
Volvo AB, B.................................................        Sweden            200,000        3,091,087
                                                                                                  ------------
                                                                                                    12,711,876
                                                                                                  ------------
MEDIA .8%
United Business Media PLC...................................    United Kingdom         23,066          183,340
Wolters Kluwer NV...........................................     Netherlands          135,000        2,881,733
                                                                                                  ------------
                                                                                                     3,065,073
                                                                                                  ------------
METALS & MINING 3.9%
Alcan Aluminum Ltd. ........................................        Canada            142,400        5,171,968
*BHP Billiton PLC...........................................      Australia           545,000        2,577,020
Pechiney SA, A..............................................        France             44,000        2,170,224
*Ucar International Inc. ...................................    United States         140,000        1,778,000
WMC Ltd. ...................................................      Australia           600,000        2,631,158
                                                                                                  ------------
                                                                                                    14,328,370
                                                                                                  ------------
MULTILINE RETAIL .3%
Hudsons Bay Co. ............................................        Canada             90,000        1,031,740
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS 4.8%
Repsol YPF SA...............................................        Spain             171,000     $  2,881,324
Shell Transport & Trading Co. PLC...........................    United Kingdom         65,000        3,214,250
Sunoco Inc. ................................................    United States          85,000        3,215,550
Texaco Inc. ................................................    United States          66,000        4,596,900
Total Fina Elf SA, B........................................        France             23,322        3,446,716
                                                                                                  ------------
                                                                                                    17,354,740
                                                                                                  ------------
PAPER & FOREST PRODUCTS 4.2%
Boise Cascade Corp. ........................................    United States          72,000        2,642,400
Georgia-Pacific Corp.-Georgia-Pacific Group.................    United States         144,000        5,261,760
International Paper Co. ....................................    United States         109,000        4,373,080
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland            140,400        1,638,786
Stora Enso OYJ, R (SEK Traded)..............................       Finland            130,627        1,518,860
                                                                                                  ------------
                                                                                                    15,434,886
                                                                                                  ------------
PHARMACEUTICALS 5.9%
Abbott Laboratories.........................................    United States         100,000        4,970,000
Astrazeneca PLC.............................................    United Kingdom         26,906        1,290,017
Aventis SA..................................................        France             46,000        3,363,612
ICN Pharmaceuticals Inc. ...................................    United States         116,000        3,416,200
Mylan Laboratories Inc. ....................................    United States         150,000        4,948,500
Pharmacia Corp. ............................................    United States          90,330        3,577,068
                                                                                                  ------------
                                                                                                    21,565,397
                                                                                                  ------------
REAL ESTATE .7%
Cheung Kong Holdings Ltd. ..................................      Hong Kong           290,000        2,676,992
                                                                                                  ------------
ROAD & RAIL 1.2%
Burlington Northern Santa Fe Corp. .........................    United States         113,000        3,063,430
Stagecoach Holdings PLC.....................................    United Kingdom      1,079,000        1,330,283
                                                                                                  ------------
                                                                                                     4,393,713
                                                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.7%
*Agere Systems Inc., A......................................    United States         735,000        3,748,500
Samsung Electronics Co. Ltd. ...............................     South Korea           17,300        2,572,994
                                                                                                  ------------
                                                                                                     6,321,494
                                                                                                  ------------
TEXTILES & APPAREL 1.1%
Hugo Boss AG................................................       Germany            108,000        2,187,665
Kellwood Co. ...............................................    United States          90,500        1,969,280
                                                                                                  ------------
                                                                                                     4,156,945
                                                                                                  ------------
*WIRELESS TELECOMMUNICATION SERVICES .2%
China Mobile (Hong Kong) Ltd. ..............................        China             275,000          858,516
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $308,035,586).....................                                       345,640,142
                                                                                                  ------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 1.5%
Banco Itau SA, pfd. ........................................        Brazil         22,000,000     $  1,513,955
Embratel Participacoes SA, ADR, pfd. .......................        Brazil            460,000        1,863,000
News Corp. Ltd., pfd. ......................................      Australia           312,000        2,109,004
                                                                                                  ------------
TOTAL PREFERRED STOCKS (COST $4,235,787)....................                                         5,485,959
                                                                                                  ------------
(a)SHORT TERM INVESTMENTS (COST $21,291,862) 5.8%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States      21,291,862       21,291,862
                                                                                                  ------------
TOTAL INVESTMENTS (COST $333,563,235) 102.2%................                                       372,417,963
OTHER ASSETS, LESS LIABILITIES (2.2%).......................                                        (8,182,071)
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $364,235,892
                                                                                                  ============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka
SEK -- Swedish Krona

*Non-income producing.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.
 16

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $333,563,235)....    $372,417,963
 Cash.......................................................         763,892
 Receivables:
  Capital shares sold.......................................          22,550
  Dividends.................................................         814,912
                                                                ------------
      Total assets..........................................     374,019,317
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       9,262,451
  Capital shares redeemed...................................          74,009
  To affiliates.............................................         302,396
 Other liabilities..........................................           6,330
 Accrued expenses...........................................         138,239
                                                                ------------
      Total liabilities.....................................       9,783,425
                                                                ------------
Net assets, at value........................................    $364,235,892
                                                                ------------
Net assets consist of:
 Undistributed net investment income........................    $  3,455,114
 Net unrealized appreciation................................      38,848,398
 Accumulated net realized loss..............................      (5,426,339)
 Capital shares.............................................     327,358,719
                                                                ------------
Net assets, at value........................................    $364,235,892
                                                                ============
Net asset value and maximum offering price per share
  ($364,235,892 / 33,570,715 shares outstanding)............          $10.85
                                                                ============

                       See Notes to Financial Statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $645,068)
 Dividends..................................................    $  8,142,520
 Interest...................................................         640,218
                                                                ------------
      Total investment income...............................                    $  8,782,738
Expenses:
 Management fees (Note 3)...................................       2,672,326
 Administrative fees (Note 3)...............................         523,154
 Distribution fees (Note 3).................................         104,947
 Custodian fees.............................................          88,700
 Reports to shareholders....................................         296,200
 Registration and filing fees...............................          31,400
 Professional fees..........................................          94,750
 Directors' fees and expenses...............................          19,900
 Other......................................................           4,889
                                                                ------------
      Total expenses........................................                       3,836,266
                                                                                ------------
            Net investment income...........................                       4,946,472
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................        (320,183)
  Foreign currency transactions.............................        (336,007)
                                                                ------------
      Net realized loss.....................................                        (656,190)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (43,056,631)
  Translation of assets denominated in foreign currencies...          (6,330)
  Deferred taxes (Note 1g)..................................          48,642
                                                                ------------
      Net unrealized depreciation...........................                     (43,014,319)
                                                                                ------------
Net realized and unrealized loss............................                     (43,670,509)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $(38,724,037)
                                                                                ============

                       See Notes to Financial Statements.
 18

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  4,946,472       $  4,163,799
  Net realized gain (loss) from investments and foreign
   currency transactions....................................        (656,190)        25,146,360
  Net unrealized appreciation (depreciation) on investments, translation of assets denominated in foreign currencies,
   and deferred taxes.......................................     (43,014,319)        21,172,327
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (38,724,037)        50,482,486

 Distributions to shareholders from:
  Net investment income.....................................      (4,441,787)        (3,714,808)
  Net realized gains........................................     (29,742,031)       (11,924,245)
                                                                -------------------------------
 Total distributions to shareholders........................     (34,183,818)       (15,639,053)
 Capital share transactions (Note 2)........................      67,115,043         44,049,484
    Net increase (decrease) in net assets...................      (5,792,812)        78,892,917

Net assets:
 Beginning of year..........................................     370,028,704        291,135,787
                                                                -------------------------------
 End of year................................................    $364,235,892       $370,028,704
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $  3,455,114       $  3,783,743
                                                                ===============================

                       See Notes to Financial Statements.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long term capital growth. Under normal market conditions, the Fund invests in equity securities and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

2. CAPITAL STOCK

At August 31, 2001, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED AUGUST 31,
                                                             -------------------------------------------------------------
                                                                        2001                               2000
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                               --------------------------------------------------------
Shares sold................................................   5,231,811    $ 60,737,748          5,263,352    $ 65,795,191
Shares issued on reinvestment of distributions.............   2,972,283      33,606,690          1,376,552      15,346,113
Shares redeemed............................................  (2,365,330)    (27,229,395)        (2,944,203)    (37,091,820)
                                                             -------------------------------------------------------------
Net increase...............................................   5,838,764    $ 67,115,043          3,695,701    $ 44,049,484
                                                             =============================================================

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TIC of 0.75% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to a blended rate of .10% of average daily net assets per year attributable to Templeton Capital Accumulator Plan I and
 .30% of average daily net assets per year attributable to Templeton Capital Accumulator Plan II, for costs incurred in marketing the Fund's shares. Under the distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2001, there were unreimbursed costs of $76,928. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $355,867 and $21,142, respectively.

4. INCOME TAXES

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $333,563,479 was as follows:

Unrealized appreciation.....................................  $ 63,598,515
Unrealized depreciation.....................................   (24,744,031)
                                                              ------------
Net unrealized appreciation.................................  $ 38,854,484
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $5,197,008 and $229,087, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $117,231,873 and $75,928,327, respectively.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Capital Accumulator Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Capital Accumulator Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $4,672,951 as a capital gain dividend for the fiscal year ended August 31, 2001.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 39.46% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2001.

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders of record on October 18, 2001.

                                                               FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                       PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0002
Australia...................................................      0.0000             0.0030
Austria.....................................................      0.0000             0.0001
Bermuda.....................................................      0.0000             0.0016
Brazil......................................................      0.0004             0.0057
Canada......................................................      0.0016             0.0063
Finland.....................................................      0.0005             0.0019
France......................................................      0.0014             0.0056
Germany.....................................................      0.0017             0.0108
Hong Kong...................................................      0.0000             0.0024
India.......................................................      0.0000             0.0023
Indonesia...................................................      0.0000             0.0001
Ireland.....................................................     -0.0002             0.0013
Italy.......................................................      0.0003             0.0011
Japan.......................................................      0.0007             0.0028
Malaysia....................................................      0.0006             0.0014
Mexico......................................................      0.0002             0.0013
Netherlands.................................................      0.0016             0.0063
New Zealand.................................................      0.0003             0.0011
Norway......................................................      0.0003             0.0012
Philippines.................................................      0.0000             0.0001
Portugal....................................................      0.0001             0.0002
Singapore...................................................      0.0007             0.0017
South Korea.................................................      0.0007             0.0025
Spain.......................................................      0.0008             0.0032
Sweden......................................................      0.0020             0.0079
Switzerland.................................................      0.0011             0.0044
United Kingdom..............................................      0.0036             0.0278
                                                              ----------------------------------
TOTAL.......................................................     $0.0184            $0.1043
                                                              ==================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
 24

ANNUAL REPORT
TEMPLETON CAPITAL ACCUMULATOR FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Capital Accumulator Fund, Inc. prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TCAP1 A2001 10/01                       [RECYCLE LOGO] Printed on recycled paper